SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2007


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                 000-50323              32-0061893
 ----------------------------       -------------       ----------------------
 (State or other jurisdiction       (File Number)         (I.R.S. Employer
       of incorporation)                                identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

                  On January 30, 2007, registrant issued a press release announcing financial results for the twelve month period ending December 31, 2006. At December 31, 2006, total assets increased 34.1% to $227,057,340, total deposits increased 32.3% to $199,955,091 and net loans increased 37.5% to $113,506,642. Net income decreased 22.71% from $1,422,619 at
                  December 31, 2005 to $1,099,506 at December 31, 2006.

                  The foregoing summary results are qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  a.       Financial Statements
                           --------------------

                           None.

                  b.       Pro Forma Financial Information
                           -------------------------------

                           None.

                  c.       Exhibits
                           --------

                           (99.1) Press Release dated January 30, 2007

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 30, 2007

Service 1st Bancorp


By: /s/ ROBERT E. BLOCH
    ----------------------------
    Robert E. Bloch
    Executive Vice President
    and Chief Financial Officer

                                  EXHIBIT INDEX



                                                                     Sequential
    Exhibit Number                Description                        Page Number
    --------------                -----------                        -----------

         99.1         Press Release dated January 30, 2007              5-6